Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events
19.      Subsequent Events

a.      Reverse-stock Split

On February 12, 2016, the Company held a Special Meeting of Shareholders. At the meeting, the Company's shareholders granted discretionary authority to the Company's Board of Directors to amend the Amended and Restated Articles of Incorporation of the Company to effect one or more consolidations of the issued and outstanding shares of common stock, pursuant to which the shares of common stock would be combined and reclassified into one share of common stock at ratios within the range from 1-for-2 up to 1-for-50 (the “Reverse Stock Split”), such Reverse Stock Split to be completed no later than the first anniversary of the date of the Special Meeting.

b.       Deferral of loan instalments

During 2016, the Company deferred two instalments of $750,000 each, pursuant to the supplemental loan agreement with Unicredit Bank, originally due in February and May 2016.

c.             Exchange Agreement

On March 3, 2016, the Company entered into a securities exchange agreement (the "Exchange Agreement") with an unrelated third party (the "Buyer"). The Buyer may purchase, from time to time, shares of the Company's Series C Preferred Shares, with an aggregate purchase price of up to $350,000. The Company has agreed with the Buyer to exchange any of such Series C Preferred Shares for a number of shares of the Company's common stock pursuant to a formula set forth in the Exchange Agreement. As of April 22, 2016, the Company has exchanged 15,500 Series C Preferred Shares for 2,312,445 common shares.

 d.       Series C Preferred Shares

The Company's Board of Directors, considering the Company's liquidity needs decided to refrain from paying the dividend on Series C Preferred Shares, originally due on April 1, 2016.

e.       Convertible Note

On April 7, 2016, the Company entered into a securities purchase agreement with an unrelated third party, pursuant to which it authorized and issued a convertible note in the original principal amount of $250,000, which is convertible into common shares at the option of the holder at a conversion price equal to 65% of the lowest volume weighted average price of the common shares during the 21 trading days prior to the conversion date. The note will mature on April 7, 2017 and bears interest at the rate of 8% per annum. On the maturity date, the Company shall pay to the holder of the note any outstanding principal, accrued and unpaid interest in cash. At any time after the issuance date, the Company shall have the right to redeem all, but not less than all, of any outstanding principal, accrued and unpaid interest at a premium. Under the terms of the agreement, the Company, except for the dividends payable under the Series C Preferred Shares, shall not declare or pay any cash dividends on its common shares. The note includes customary event of default provisions, and provides for a default interest rate of 18%.